UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 14, 2022
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VICI Properties Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, 20th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
Extension of Exchange Offers and Consent Solicitations
On February 14, 2022, VICI Properties Inc. (the “Company”) issued a press release announcing that its wholly owned subsidiaries, VICI Properties L.P., a Delaware limited partnership (“VICI LP”), and VICI Note Co. Inc., a Delaware corporation (the “VICI Co-Issuer” and, together with VICI LP, the “VICI Issuers”) had extended the expiration date of their previously announced (i) private offers to exchange (the “Exchange Offers”) any and all outstanding notes (the “MGP Notes”) issued by MGM Growth Properties Operating Partnership LP (the “MGP OP”) and MGP Finance Co-Issuer, Inc. (the “MGP Co-Issuer” and, together with the MGP OP, the “MGP Issuers”) for up to an aggregate principal amount of $4.20 billion of new notes issued by the VICI Issuers and (ii) related consent solicitations (the “Consent Solicitations”) on behalf of the MGP Issuers to eliminate or modify certain of the covenants, restrictions, provisions and events of default (the “Proposed Amendments”) in each of the indentures governing the MGP Notes (the “MGP Indentures”). The VICI Issuers extended such expiration date from 5:00 p.m., New York City time, on February 15, 2022 to 5:00 p.m., New York City time, on March 31, 2022 (such date and time, as the same may be further extended, the “Expiration Date”).
The Exchange Offers and the Consent Solicitations are being conducted in connection with the previously announced Mergers (as defined herein), which are currently expected to close in the first half of 2022, subject to customary closing conditions and regulatory approvals. Pursuant to the Master Transaction Agreement, dated as of August 4, 2021, prior to or on the closing date under the Master Transaction Agreement, the Company will contribute its interest in VICI LP to VICI Properties OP LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company (“New VICI Operating Company”), which will serve as a new operating company for the Company. Following the contribution transaction, MGP will merge with and into Venus Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of VICI LP (“REIT Merger Sub”), with REIT Merger Sub surviving the merger (the “REIT Merger”). Immediately following consummation of the REIT Merger, REIT Merger Sub will distribute the interests of the general partner of the MGP OP to VICI LP and, immediately following such distribution, REIT Merger Sub will merge with and into the MGP OP, with the MGP OP surviving the merger (together with the REIT Merger, the “Mergers”).
The settlement date (the “Settlement Date”) for the Exchange Offers and the Consent Solicitations is expected to occur promptly after the Expiration Date and on or about the closing date of the Mergers. To the extent the consummation of the Mergers is not anticipated to occur on or before the then-anticipated Settlement Date, for any reason, the VICI Issuers anticipate continuing to extend the Expiration Date until such time that the Mergers may be consummated on or before the Settlement Date. The VICI Issuers will provide notice of any such extension in advance of the Expiration Date. Tenders of MGP Notes in the Exchange Offers may be withdrawn at any time prior to the Expiration Date.
Supplemental indentures to each of the MGP Indentures effecting the Proposed Amendments were executed on September 23, 2021. The Proposed Amendments effectuated by the supplemental indentures will only become operative on the Settlement Date.
The Exchange Offers and the Consent Solicitations are being made solely pursuant to the terms and conditions set forth in the confidential offering memorandum, dated September 13, 2021, as amended by the press releases dated September 27, 2021 and December 28, 2021 and the press release attached hereto as Exhibit 99.1, in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended (the “Securities Act”), and are subject to the satisfaction of certain conditions, including the consummation of the Mergers.
A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.
Forward Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the Exchange Offers and Consent Solicitations and the Mergers described herein, including statements regarding the anticipated timing of such transactions. These forward-looking statements generally are identified by the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.
Currently, one of the most significant factors that could cause actual outcomes to differ materially from our forward-looking statements is the impact of the COVID-19 pandemic on the Company’s, MGM Growth Properties LLC’s (“MGP”) and each company’s respective tenants’ financial condition, results of operations, cash flows and performance. The extent to which the

COVID-19 pandemic continues to adversely affect each company’s tenants, and ultimately impacts each company’s business, financial condition, results of operations, cash flows and performance depends on future developments which cannot be predicted with confidence. Many additional factors could cause actual future events and results to differ materially from the forward-looking statements, including but not limited to: (i) the possibility that conditions to the closing of the proposed transaction are not satisfied or waived at all or on the anticipated timeline, (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction, (iii) the risk that MGP’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected, (iv) unexpected costs or liabilities relating to the proposed transaction, (v) litigation relating to the proposed transaction that has been and may in the future be instituted against the Company or MGP or their respective directors or officers and the resulting expense or delay, (vi) the risk that disruptions caused by or relating to the proposed transaction will harm the Company’s or MGP’s business, including current plans and operations, (vii) the ability of the Company or MGP to retain and hire key personnel, (viii) potential adverse reactions by tenants or other business partners or changes to business relationships, including joint ventures, resulting from the announcement or completion of the proposed transaction, (ix) risks relating to the market value of the Company’s common stock to be issued in the proposed transaction, (x) risks associated with third-party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (xi) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or government policies and actions intended to protect the health and safety of individuals or government policies or actions intended to maintain the functioning of national or global economies and markets, (xii) general economic and market developments and conditions, including low consumer confidence, inflation, unemployment levels and depressed real estate prices resulting from the severity and duration of any downturn in the U.S. or global economy, (xiii) restrictions during the pendency of the proposed transaction or thereafter that may impact the Company’s or MGP’s ability to pursue certain business opportunities or strategic transactions, (xiv) either company’s ability to maintain its status as a real estate investment trust for U.S. federal income tax purposes, and (xv) the occurrence of any event, change or other circumstances that could give rise to the termination of the Master Transaction Agreement relating to the proposed transaction. The foregoing list of factors is not exhaustive. Each of the foregoing could have a material adverse effect on the Company’s tenants’ ability to satisfy their obligations under their leases with the Company, including their continued ability to pay rent in a timely manner, or at all, and/or to fund capital expenditures or make other payments required under their leases. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Investors are cautioned to interpret many of the risks identified in the “Risk Factors” section of these filings as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company gives no assurance that it will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
99.1	Press release, dated February 14, 2022, related to the Exchange Offers and Consent Solicitations

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: February 14, 2022	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary